UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02319

Fort Dearborn Income Securities, Inc.

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Tammie Lee, Esq.

UBS Asset Management (Americas), Inc.

1285 Avenue of the Americas

New York, NY 10019

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: September 30

Date of reporting period: March 31, 2016

Item 1. Reports to Stockholders.

Closed-end funds	March 31, 2016

Fort Dearborn Income Securities, Inc.

Semiannual Report

Fort Dearborn Income Securities, Inc.

May 16, 2016

Dear shareholder,

We present you with the semiannual report for Fort Dearborn Income Securities, Inc. (the “Fund”) for the six months ended March 31, 2016.

Special Note

The Fund held a special meeting of shareholders on April 18, 2016 at which the shareholders approved the Fund’s reorganization into the class P shares of a newly created open-end mutual fund, UBS Total Return Bond Fund (ticker symbol: UTBPX). The reorganization, approved at the Fund’s special meeting of shareholders, is currently scheduled for Friday, May 20, subject to satisfaction of certain closing conditions, and will result in FDI shareholders becoming shareholders of UTBPX.

Performance

For the six months ended March 31, 2016, the Fund posted a total return on a net asset value (“NAV”) basis of 0.16%, and 4.28% on a market price basis. Over the same period, the Fund’s benchmark, the Barclays US Aggregate Index (the “Index”) gained 2.44%.1 The Fund’s peer group, as measured by the Lipper Corporate Debt Funds BBB-Rated classification, posted a median total return of 2.31% on a NAV basis, and 5.59% on a market price basis. (For more performance information, please refer to “Performance at a glance” on page 15.) During the reporting period, neither the Fund nor the Index used leverage. (Leverage magnifies returns both on the upside and on the downside, creating a wider range of returns.)

The Fund traded at a discount to its NAV during the six month reporting period. On the last trading day of the preceding reporting period, September 30, 2015, the Fund traded at a discount of 5.9%, versus the 6.1% median discount of the Fund’s Lipper peer group. As of March 31, 2016, the Fund traded at a discount of 2.0%, versus 4.2% for the median discount of the Fund’s Lipper peer group. A fund trades at a discount when the market price at which its shares trade is less than its NAV. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time and may be influenced by a range of factors, such as supply and demand, and market conditions. NAV per share is determined by dividing the value of the Fund’s securities—cash and other assets less all liabilities—by the total number of common shares outstanding.

Market commentary

The US economy continued to expand, but the pace moderated during the reporting period. The US Commerce Department reported that gross domestic product (“GDP”) expanded at a 2.0% seasonally adjusted annualized rate during the third quarter of 2015. GDP growth then slowed to a 1.4% rate for the fourth quarter of the year. Finally, first quarter 2016 GDP grew at a 0.5% rate.2

Fort Dearborn Income Securities, Inc.

Investment objective:

Current income consistent with external interest rate conditions and total return

Portfolio Manager:

Scott Dolan, John Dugenske, Craig Ellinger and Brian Fehrenbach UBS Asset Management (Americas) Inc.

Commencement:

December 19, 1972

NYSE symbol:

FDI

Dividend payments:

Quarterly

[1]	The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

[2]	Based on the Commerce Department’s initial reading for GDP announced on April 28, 2016, after the reporting period had ended.

Fort Dearborn Income Securities, Inc.

The US Federal Reserve Board (the “Fed”) took its initial step toward normalizing monetary policy during the reporting period. In December 2015, the Fed raised the fed funds rate for the first time in nearly a decade.3 The US central bank boosted the fed funds rate from a range of 0% to 0.25% to a range between 0.25% and 0.50%. In its official statement the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2% inflation…The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” Finally, at the central bank’s meetings that concluded on January 27, 2016, March 16, 2016 and April 26, 2016 (after the reporting period had ended), the Fed kept rates on hold between 0.25% and 0.50%.

The fixed income market experienced several periods of volatility during the reporting period. Signs of moderating global growth and mixed signals from the Fed regarding future monetary policy were some of the factors impacting fixed income prices. The yield on the US 10-year Treasury fell from 2.06% to 1.78% during the six month reporting period and the overall US bond market, as measured by the Barclays US Aggregate Index, gained 2.44%. Most US spread sectors posted positive total returns during the reporting period, as they were supported by overall solid demand and declining long-term Treasury yields.4 Over the six month period ended March 31, 2016, the Fund underperformed the Index on a net asset total return basis. The commentary below describes factors that impacted the Fund’s performance relative to the Index.

Portfolio commentary

What worked

•	The Fund’s yield curve positioning contributed to results.
•	Our yield curve flattening bias was beneficial as we had overweights to the intermediate and long portions of the curve and an underweight to the short end of the curve.

•	Our allocation to Treasury Inflation-Protected Securities (“TIPS”) and security selection of foreign agency securities were positive for performance.

What didn’t work

•	The Fund’s duration positioning detracted from results.
•	We tactically adjusted the Fund’s duration during the reporting period. Having a short duration in January 2016 was not rewarded as rates moved sharply lower during the month.

•	The Fund’s credit exposure was a headwind for performance.
•	The Fund’s overweight allocations to investment grade and high yield corporate bonds were positive for performance late in the reporting period. However, this was not enough to offset spread widening earlier in the period.

•	The Fund’s allocations to certain spread sectors were negative for results during the reporting period.
•	Our overweights to commercial mortgage-backed securities (“CMBS”) and agency mortgage-backed securities (“MBS”) detracted from performance.

[3]	The federal funds rate or the “fed funds rate,” is the rate banks charge one another for funds they borrow on an overnight basis.
[4]	A spread sector refers to non-government fixed income sectors, such as investment grade or high yield bonds, commercial mortgage-backed securities (CMBS), etc.

Fort Dearborn Income Securities, Inc.

Portfolio adjustments

•	There were several adjustments made to the portfolio’s sector positioning during the reporting period.

•	We continued to employ certain derivatives.

–	The Fund utilized US Treasury and Eurodollar futures and options to more effectively manage the Fund’s duration and yield curve positioning. Overall, duration and yield curve management strategies detracted from results during the reporting period.

–	The Fund utilized credit derivatives, such as credit default swaps, to manage exposure across different fixed income sectors. These instruments were used to help reduce risk in the portfolio, but also to add exposure to areas we found attractive, and offered an opportunity to boost the Fund’s net investment income. Overall, the use of these instruments was a slight positive for performance during the reporting period.

–	The use of currency instruments, such as foreign exchange forward positions, was quite limited during the period. Given that the Fund does not currently seek active currency risk, these instruments were effectively used to hedge the Fund’s foreign currency-denominated bond positions back to US dollars.

•	We adjusted the Fund’s duration, moving from a short to a neutral position versus the Index.

•	From a credit perspective, we added to our energy exposure given more attractive valuations and actively participated in the new issue market.

•	We reduced our allocation to CMBS over the reporting period.

Outlook

We believe the US economy will continue to expand, but the pace will likely remain relatively muted. We have seen further improvement in the labor market, and manufacturing data has recently improved. Conversely, consumer spending has moderated. Overseas, growth appears to have stabilized in Europe amid further aggressive monetary policy easing by the European Central Bank. We remain cautious regarding growth in Asia. In particular, we are closely monitoring the trajectory of growth in China and its impact on the global economy.

Turning to the fixed income market, after the risk-off environment during the first half of the quarter, investor risk appetite was robust during the second half of the quarter. In the short-term, we believe the market could be further supported by continued global monetary policy accommodation. However, we have a more cautious intermediate-term outlook. In particular, we believe the credit cycle may have turned, as corporate fundamentals, such as earnings growth and return on assets, have weakened.

Fort Dearborn Income Securities, Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding the Fund, please contact your Financial Advisor, or visit us at www.ubs.com/am-us.

Sincerely,

Mark E. Carver	Scott Dolan
President	Portfolio Manager
Fort Dearborn Income Securities, Inc.	Managing Director
Managing Director	UBS Asset Management
UBS Asset Management	(Americas) Inc.
(Americas) Inc.

John Dugenske	Craig Ellinger
Portfolio Manager	Portfolio Manager
Group Managing Director	Managing Director
UBS Asset Management	UBS Asset Management
(Americas) Inc.	(Americas) Inc.

Brian Fehrenbach
Portfolio Manager
Managing Director
UBS Asset Management
(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended March 31, 2016. The views and opinions in the letter were current as of May 16, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Fort Dearborn Income Securities, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 03/31/2016

Net asset value returns	6 months	1 year	5 years	10 years

Fort Dearborn Income Securities, Inc.	0.16%	(3.81)%	4.64%	5.96%
Lipper Corporate Debt Funds BBB-Rated median	2.31	(1.33)	5.24	6.00
Market price returns

Fort Dearborn Income Securities, Inc.	4.28%	4.67%	6.77%	7.34%
Lipper Corporate Debt Funds BBB-Rated median	5.59	4.37	6.19	5.97
Index returns

FDI Fund Index[1]	2.44%	1.96%	5.80%	6.31%
Barclays US Aggregate Index[2]	2.44	1.96	3.78	4.90

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “Corporate Debt Funds BBB-Rated” category, which includes non-leveraged closed-end funds that invest primarily in corporate and government debt issues rated in the top four grades.

[1]	The FDI Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: From 12/31/81 to 5/31/2013—5% Barclays US Agency Index (7+ years), 75% Barclays US Credit Index (7+ years), 10% Barclays US Mortgage-Backed Securities Index (all maturities) and 10% Barclays US Treasury Index (7+ years). From 6/1/2013 to present—100% Barclays US Aggregate Index. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

Performance information reflects the deduction of the Fund’s fees and expenses, as indicated in the Statement of operations included in its shareholder reports, such as investment advisory and administration fees, custody fees, exchange listing fees, etc. It does not reflect any transaction charges that a shareholder may incur when (s)he buys or sells shares (e.g., a shareholder’s brokerage commissions).

Investing in the Fund entails specific risks, such as interest rate, credit, US government securities and derivative investments risks. Further detailed information regarding the Fund, including a discussion of investment objectives, principal investment strategies and principal risks, may be found in the fund overview located at http://www.ubs.com/closedendfundsinfo. You may also request copies of the fund overview by calling the Closed-End Funds Desk at 888-793 8637.

Fort Dearborn Income Securities, Inc.

Portfolio statistics (unaudited)

Characteristics[1]	03/31/16	09/30/15	03/31/15
Net asset value	$14.72	$14.98	$15.93
Market price	$14.43	$14.10	$14.37
12-month dividends/distributions	$0.5950	$0.6972	$0.6747
Dividend/distribution at period-end	$0.1100	$0.1625	$0.1600
Net assets (mm)	$129.2	$131.5	$139.7
Weighted average maturity (yrs.)	9.1	8.8	10.1
Duration (yrs.)[2]	5.5	5.9	4.6

Credit quality[3]	03/31/16	09/30/15	03/31/15
US Treasury[4]	12.2%	2.6%	2.4%
US Agency[4,5]	1.1	1.5	1.8
AA	2.6	0.7	0.6
A	8.4	9.8	14.3
BBB	46.5	52.8	58.4
BB	10.2	15.9	10.3
B	4.6	3.0	2.3
CCC and Below	0.6	0.6	0.7
Non-rated	7.4	8.1	7.3
Cash equivalents	3.0	1.8	0.0 [6]
Other assets, less liabilities	3.4	3.2	1.9
Total	100.0%	100.0%	100.0%

[1]	Prices and other characteristics will vary over time.
[2]	Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.
[3]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s Financial Services LLC, a part of McGraw-Hill Financial (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency. Rating reflected represents S&P individual debt issue credit rating. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country); certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table. Credit ratings range from AAA, being the highest, to D, being the lowest, based on S&P’s measures; ratings of BBB or higher are considered investment grade quality. Unrated securities do not necessarily indicate low quality. Further information regarding S&P’s rating methodology may be found on its website www.standardandpoors.com. Please note that references to credit quality made in the commentary section above reflect ratings based on multiple providers (not just S&P) and thus may not align wit the data represented in this table.
[4]	S&P downgraded long-term US government debt on August 5, 2011 to AA+. Other rating agencies continue to rate long-term US government debt in their highest ratings categories. The Fund’s aggregate exposure to AA rated debt would include the percentages indicated above for AA, US Treasury and US Agency debt but has been broken out into three separate categories to facilitate understanding.
[5]	Includes agency debentures and agency mortgage-backed securities.
[6]	Amount represents less than 0.05% of net assets.

Fort Dearborn Income Securities, Inc.

Industry diversification (unaudited)

As a percentage of net assets

As of March 31, 2016

Bonds
Corporate bonds
Automobiles	1.71%
Banks—Non US	5.56
Banks—US	8.96
Beverages	0.84
Biotechnology	0.36
Building products	0.41
Capital markets	1.73
Chemicals	3.76
Commercial services & supplies	0.76
Communications equipment	0.25
Construction materials	1.01
Consumer finance	1.34
Diversified financial services	1.69
Diversified telecommunication services	1.43
Electric utilities	0.60
Energy equipment & services	0.32
Food & staples retailing	1.18
Gas utilities	0.57
Hotels, restaurants & leisure	1.30
Household durables	1.15
Industrial conglomerates	2.31
Insurance	6.21
Life sciences tools & services	0.12
Machinery	1.04
Media	4.66
Metals & mining	1.28
Oil, gas & consumable fuels	8.13
Paper & forest products	1.30
Pharmaceuticals	0.05
Real estate investment trust (REIT)	0.32
Real estate management & development	0.51
Technology hardware, storage & peripherals	1.00
Thrifts & mortgage finance	0.50
Tobacco	3.16
Trading companies & distributors	1.48

Total corporate bonds	67.00

Collateralized debt obligations	3.06%
Commercial mortgage-backed securities	7.97
Mortgage & agency debt securities	1.07
Residential mortgage-backed security	0.42
Municipal bonds	1.79
US government obligations	12.20

Total bonds	93.51

Preferred stock	0.08
Short-term investment	3.00

Total investments	96.59

Cash and other assets, less liabilities	3.41

Net assets	100.00%

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2016

(unaudited)

	Face amount		Value
Bonds: 93.51%
Corporate bonds: 67.00%
Brazil: 1.71%
Caixa Economica Federal, 2.375%, due 11/06/17[1]		$980,000	$937,125
Petrobras Global Finance BV, 5.375%, due 01/27/21		440,000	360,008
6.875%, due 01/20/40		1,275,000	906,793
Total Brazil corporate bonds			2,203,926

Canada: 1.27%
Encana Corp., 6.625%, due 08/15/37		172,000	145,010
NOVA Chemicals Corp., 5.250%, due 08/01/23[1]		1,010,000	987,275
Teck Resources Ltd., 6.250%, due 07/15/41		875,000	503,125
Total Canada corporate bonds			1,635,410

China: 0.21%
China Oil & Gas Group Ltd., 5.250%, due 04/25/18[1]		280,000	277,551

Croatia: 0.52%
Agrokor DD, 8.875%, due 02/01/20[1]		630,000	666,225

France: 0.67%
Orange SA, 9.000%, due 03/01/31		575,000	872,968

Germany: 1.28%
Unitymedia Hessen GmbH & Co. KG, 5.500%, due 01/15/23[1]		300,000	307,500
Unitymedia Kabel BW GmbH, 6.125%, due 01/15/25[1]		1,300,000	1,352,813
Total Germany corporate bonds			1,660,313

Indonesia: 0.34%
Pertamina Persero PT, 6.450%, due 05/30/44[1]		450,000	438,187

Ireland: 0.91%
XL Group PLC, Series E, 6.500%, due 04/15/17[2,3]		1,690,000	1,170,325

Israel: 0.05%
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21		57,000	59,280

Italy: 0.38%
Generali Finance BV, 6.214%, due 06/16/16[2,3]	GBP	100,000	143,625

	Face amount	Value
Telecom Italia Capital SA, 6.375%, due 11/15/33	$350,000	$344,750
Total Italy corporate bonds		488,375

Luxembourg: 0.25%
Intelsat Jackson Holdings SA, 7.500%, due 04/01/21	500,000	317,500

Malaysia: 0.33%
SSG Resources Ltd., 4.250%, due 10/04/22[4]	410,000	421,966

Mexico: 2.50%
Cemex SAB de CV, 5.700%, due 01/11/25[1]	800,000	731,000
5.875%, due 03/25/19[1]	350,000	350,875
Petroleos Mexicanos, 3.500%, due 01/30/23	1,450,000	1,310,394
6.375%, due 01/23/45	500,000	462,475
6.500%, due 06/02/41	410,000	382,530
Total Mexico corporate bonds		3,237,274

Netherlands: 1.99%
Basell Finance Co. BV, 8.100%, due 03/15/27[1]	1,425,000	1,847,890
LYB International Finance BV, 4.875%, due 03/15/44	470,000	468,741
LyondellBasell Industries NV, 4.625%, due 02/26/55	280,000	250,216
Total Netherlands corporate bonds		2,566,847

Norway: 1.69%
Eksportfinans ASA, 5.500%, due 05/25/16	620,000	623,214
5.500%, due 06/26/17	1,500,000	1,559,865
Total Norway corporate bonds		2,183,079

Portugal: 1.09%
EDP Finance BV, 4.900%, due 10/01/19[1]	1,000,000	1,042,800
6.000%, due 02/02/18[1]	350,000	370,125
Total Portugal corporate bonds		1,412,925

United Kingdom: 3.14%
Barclays Bank PLC, 6.050%, due 12/04/17[1]	900,000	952,717
HSBC Holdings PLC, 3.400%, due 03/08/21	460,000	469,492
Lloyds Banking Group PLC, 4.582%, due 12/10/25[1]	2,688,000	2,640,815
Total United Kingdom corporate bonds		4,063,024

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2016

(unaudited)

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States: 48.67%
21st Century Fox America, Inc., 7.750%, due 12/01/45	$350,000	$462,212
ADT Corp., 3.500%, due 07/15/22	1,140,000	986,100
AEP Texas Central Co., Series E, 6.650%, due 02/15/33	495,000	625,850
Allstate Corp., 5.750%, due 08/15/53[2]	1,000,000	1,016,250
Altria Group, Inc., 5.375%, due 01/31/44	850,000	1,038,835
9.950%, due 11/10/38	750,000	1,319,225
Anadarko Holding Co., 7.500%, due 10/15/26	1,354,000	1,395,025
Anheuser-Busch InBev Finance, Inc., 4.900%, due 02/01/46	970,000	1,083,811
AXA Financial, Inc., 7.000%, due 04/01/28	165,000	205,876
Bank of America Corp., 6.110%, due 01/29/37	2,000,000	2,300,266
7.750%, due 05/14/38	1,000,000	1,366,394
CalAtlantic Group, Inc., 6.250%, due 12/15/21	310,000	332,475
6.625%, due 05/01/20	310,000	340,225
Case New Holland Industrial, Inc., 7.875%, due 12/01/17	1,250,000	1,343,750
CCO Safari II LLC, 6.484%, due 10/23/45[1]	630,000	701,192
Celgene Corp., 5.000%, due 08/15/45	430,000	465,106
Cemex Finance LLC, 9.375%, due 10/12/22[1]	200,000	219,500
CenturyLink, Inc., Series P, 7.600%, due 09/15/39	200,000	164,500
CF Industries, Inc., 4.950%, due 06/01/43	1,500,000	1,305,832
Citigroup, Inc., Series D, 5.350%, due 05/15/23[2,3]	2,130,000	1,964,925
Series M, 6.300%, due 05/15/24[2,3]	450,000	432,217
ConocoPhillips Co., 4.200%, due 03/15/21	130,000	135,631
DISH DBS Corp., 7.875%, due 09/01/19	1,300,000	1,430,000
DR Horton, Inc., 4.000%, due 02/15/20	477,000	491,310

	Face amount	Value
Fidelity National Financial, Inc., 5.500%, due 09/01/22	$700,000	$760,343
Ford Motor Co., 7.450%, due 07/16/31	1,700,000	2,216,370
Freeport-McMoRan, Inc., 3.550%, due 03/01/22	200,000	139,500
General Electric Co., Series D, 5.000%, due 01/21/21[2,3]	2,899,000	2,985,970
General Motors Financial Co., Inc., 3.000%, due 09/25/17	500,000	504,471
4.750%, due 08/15/17	850,000	877,515
Georgia-Pacific LLC, 8.000%, due 01/15/24	1,300,000	1,676,758
Goldman Sachs Group, Inc., 5.750%, due 01/24/22	1,355,000	1,564,064
6.750%, due 10/01/37	570,000	678,327
Host Hotels & Resorts LP, Series E, 4.000%, due 06/15/25	420,000	409,233
International Lease Finance Corp., 7.125%, due 09/01/18[1]	1,750,000	1,907,500
JPMorgan Chase & Co., Series 1, 7.900%, due 04/30/18[2,3]	2,525,000	2,525,000
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35	710,000	637,831
6.500%, due 09/01/39	75,000	71,014
Kinder Morgan, Inc., 6.500%, due 09/15/20	300,000	322,072
7.250%, due 06/01/18	300,000	320,700
Kroger Co., 6.900%, due 04/15/38	650,000	856,716
Lennar Corp., 4.750%, due 05/30/25	330,000	324,225
Liberty Mutual Group, Inc., 4.250%, due 06/15/23[1]	1,000,000	1,031,008
Life Technologies Corp., 6.000%, due 03/01/20	135,000	151,327
Masco Corp., 3.500%, due 04/01/21	210,000	211,575
Massachusetts Mutual Life Insurance Co., 8.875%, due 06/01/39[1]	275,000	398,747
MetLife, Inc., 6.400%, due 12/15/36	1,035,000	1,069,155
Motorola Solutions, Inc., 3.500%, due 03/01/23	350,000	321,599
NextEra Energy Capital Holdings, Inc., 6.650%, due 06/15/67[2]	200,000	155,000

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2016

(unaudited)

	Face amount	Value
Bonds—(continued)
Corporate bonds—(concluded)
United States—(concluded)
Occidental Petroleum Corp., 2.600%, due 04/15/22	$380,000	$383,270
ONEOK Partners LP, 8.625%, due 03/01/19	215,000	233,944
PNC Financial Services Group, Inc., Series R, 4.850%, due 06/01/23[2,3]	1,000,000	943,750
Prudential Financial, Inc., 5.200%, due 03/15/44[2]	2,305,000	2,221,859
5.875%, due 09/15/42[2]	300,000	313,500
Series B, 5.750%, due 07/15/33	40,000	45,090
Quicken Loans, Inc., 5.750%, due 05/01/25[1]	660,000	640,200
Realogy Group LLC / Sunshine Group Florida Ltd., 3.375%, due 05/01/16[1]	660,000	660,000
Regency Energy Partners LP, 5.500%, due 04/15/23	1,640,000	1,461,942
Reynolds American, Inc., 7.250%, due 06/15/37	1,325,000	1,722,018
Seagate HDD Cayman, 3.750%, due 11/15/18	1,050,000	1,045,551
5.750%, due 12/01/34	350,000	248,672
Southern Copper Corp., 3.500%, due 11/08/22	800,000	767,000
6.750%, due 04/16/40	250,000	242,125
Southern Natural Gas Co., LLC, 8.000%, due 03/01/32	430,000	454,552
Sprint Capital Corp., 6.875%, due 11/15/28	200,000	146,000
Starwood Hotels & Resorts Worldwide, Inc., 3.750%, due 03/15/25	270,000	280,253
4.500%, due 10/01/34	180,000	172,140
SunTrust Bank, 7.250%, due 03/15/18	495,000	543,132
Synchrony Financial, 4.500%, due 07/23/25	340,000	349,866
Time Warner Cable, Inc., 7.300%, due 07/01/38	600,000	703,950
8.750%, due 02/14/19	910,000	1,065,694
Transocean, Inc., 6.800%, due 03/15/38	835,000	417,500
USG Corp., 5.875%, due 11/01/21[1]	310,000	323,950

	Face amount	Value
Valero Energy Corp., 7.500%, due 04/15/32	$965,000	$1,106,525
Wells Fargo Capital X, 5.950%, due 12/15/36	1,475,000	1,501,255
Williams Partners LP, 6.300%, due 04/15/40	525,000	435,228
Wyndham Worldwide Corp., 3.900%, due 03/01/23	1,210,000	1,225,216
Total United States corporate bonds		62,896,709
Total corporate bonds (cost $87,422,353)		86,571,884

Collateralized debt obligations: 3.06%
Cayman Islands: 0.26%
LCM XVIII LP, Series 19A, Class D, 4.072%, due 07/15/27[1,2]	400,000	333,000

United States: 2.80%
Avery Point IV CLO Ltd., Series 2014-1A, Class C, 3.719%, due 04/25/26[1,2]	450,000	409,500
Dryden Senior Loan Fund, Series 2014-31A, Class C, 3.470%, due 04/18/26[1,2]	800,000	772,000
Galaxy XVIII CLO Ltd., Series 2014-18A, Class C1, 3.622%, due 10/15/26[1,2]	550,000	484,000
Goldentree Loan Opportunities VIII Ltd., Series 2014-8A, Class D, 4.240%, due 04/19/26[1,2]	550,000	490,545
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class D, 3.974%, due 07/20/27[1,2]	850,000	705,330
Halcyon Loan Advisors Funding Ltd., Series 2014-1A, Class C, 3.620%, due 04/18/26[1,2]	850,000	763,895
		3,625,270
Total collateralized debt obligations (cost $4,374,813)		3,958,270

Commercial mortgage-backed securities: 7.97%
United States: 7.97%
Americold 2010 LLC Trust, Series 2010-ARTA, Class C, 6.811%, due 01/14/29[1]	695,000	776,085
BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class E, 3.036%, due 09/15/26[1,2]	1,000,000	968,304

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2016

(unaudited)

	Face amount	Value
Bonds—(continued)
Commercial mortgage-backed securities—(concluded)
United States—(concluded)
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class D, 3.486%, due 08/15/26[1,2]	$1,000,000	$996,545
BXHTL Mortgage Trust, Series 2015-JWRZ, Class GL2, 4.125%, due 05/15/29[1,2]	500,000	479,428
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A5, 3.717%, due 09/15/48	570,000	609,413
Series 2015-GC29, Class C, 4.155%, due 04/10/48[2]	350,000	312,922
Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class C, 4.753%, due 02/10/47[2]	250,000	245,190
Commercial Mortgage Trust, Series 2015-DC1, Class A5, 3.350%, due 02/10/48	525,000	546,078
Series 2015-DC1, Class B, 4.035%, due 02/10/48[2]	340,000	347,896
Series 2015-CR26, Class C, 4.495%, due 10/10/48[2]	325,000	292,313
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A4, 3.808%, due 11/15/48	500,000	535,774
CSMC Trust, Series 2015-DEAL, Class D, 3.536%, due 04/15/29[1,2]	475,000	456,421
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.336%, due 07/15/31[1,2]	500,000	480,227
Series 2014-GC18, Class C, 5.112%, due 01/10/47[2]	300,000	309,352
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-CSMO, Class E, 4.386%, due 01/15/32[1,2]	325,000	311,337
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5, 3.635%, due 10/15/48	500,000	529,971
Series 2014-C17, Class B, 4.464%, due 08/15/47[2]	500,000	530,166
Series 2013-C13, Class C, 5.055%, due 11/15/46[2]	699,000	713,379
Morgan Stanley Capital I Trust, Series 2014-CPT, Class E, 3.560%, due 07/13/29[1,2]	250,000	241,200

	Face amount	Value
Starwood Retail Property Trust, Series 2014-STAR, Class C, 2.936%, due 11/15/27[1,2]	$125,000	$121,419
VNDO Mortgage Trust, Series 2013-PENN, Class D, 4.079%, due 12/13/29[1,2]	500,000	502,432
Total commercial mortgage-backed securities (cost $10,454,756)		10,305,852

Mortgage & agency debt securities: 1.07%
United States: 1.07%
Federal Home Loan Mortgage Corp. Gold Pools, #E01127, 6.500%, due 02/01/17	2,901	2,947
Federal National Mortgage Association Pools, #AE1568, 4.000%, due 09/01/40	268,253	287,547
#688066, 5.500%, due 03/01/33	58,609	66,698
#793666, 5.500%, due, 09/01/34	254,258	284,999
#802481, 5.500%, due 11/01/34	44,929	50,361
#596124, 6.000%, due 11/01/28	58,526	67,466
Federal National Mortgage Association REMIC, IO, Series 2013-64, Class LI, 3.000%, due 06/25/33	3,083,226	413,831
Series 2011-91, Class EI, 3.500%, due 08/25/26	2,127,971	194,924
Government National Mortgage Association Pools, #781029, 6.500%, due 05/15/29	16,733	19,926
Total mortgage & agency debt securities (cost $1,352,061)		1,388,699

Residential mortgage-backed security: 0.42%
United States: 0.42%
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A4, 6.000%, due 02/25/36 (cost $650,214)	668,386	538,389

Municipal bonds: 1.79%
Illinois: 1.32%
State of Illinois, GO Bonds, 5.665%, due 03/01/18	710,000	749,455
5.877%, due 03/01/19	885,000	951,977
		1,701,432

New Jersey: 0.16%
New Jersey State Turnpike Authority Revenue Bonds, Series F, 7.414%, due 01/01/40	140,000	209,605

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2016

(unaudited)

	Face amount	Value
Bonds—(concluded)
Municipal bonds—(concluded)
Tennessee: 0.31%
Metropolitan Government of Nashville & Davidson County Convention Center Authority Revenue Bonds, 6.731%, due 07/01/43	$300,000	$399,720
Total municipal bonds (cost $2,096,125)		2,310,757

US government obligations: 12.20%
US Treasury Bonds, 2.500%, due 02/15/45	2,425,000	2,365,037
2.500%, due 02/15/46	300,000	292,547
2.875%, due 08/15/45	2,025,000	2,130,680
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/20[5]	6,010,000	6,208,611
0.625%, due 01/15/26[5]	1,275,000	1,329,464
US Treasury Notes, 2.125%, due 05/15/25[6]	2,925,000	3,016,749
2.250%, due 11/15/25	400,000	416,453
Total US government obligations (cost $15,105,627)		15,759,541
Total bonds (cost $121,455,949)		120,833,392

	Shares	Value
Preferred stock: 0.08%
United States: 0.08%
JPMorgan Chase & Co. 5.450%, due 03/01/18[3] (cost $102,000)	4,000	$102,000

Short-term investment: 3.00%
Investment company: 3.00%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $3,882,352)	3,882,352	3,882,352
Total investments: 96.59% (cost $125,440,301)		124,817,744
Cash and other assets, less liabilities: 3.41%		4,401,402
Net assets: 100.00%		$129,219,146

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$4,412,142
Gross unrealized depreciation	(5,034,699)
Net unrealized depreciation of investments	$(622,557)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 17. Portfolio footnotes begin on page 15.

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 87 contracts (USD)	June 2016	$15,054,398	$15,010,219	$(44,179)
5 Year US Treasury Notes, 46 contracts (USD)	June 2016	5,562,474	5,573,546	11,072
10 Year US Treasury Notes, 151 contracts (USD)	June 2016	19,427,323	19,688,984	261,661
US Treasury futures sell contracts:
US Long Bond, 36 contracts (USD)	June 2016	(5,866,667)	(5,919,750)	(53,083)
2 Year US Treasury Notes, 62 contracts (USD)	June 2016	(13,560,475)	(13,562,500)	(2,025)
10 Year US Ultra Treasury Notes, 26 contracts (USD)	June 2016	(3,605,026)	(3,659,500)	(54,474)

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2016

(unaudited)

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Interest rate futures buy contracts:
90 Day Euro-Dollar, 410 contracts (USD)	June 2016	$101,798,601	$101,792,750	$(5,851)
Euro-BTP, 22 contracts (EUR)	June 2016	3,493,082	3,520,253	27,171
Interest rate futures sell contracts:
90 Day Euro-Dollar, 105 contracts (USD)	March 2017	(26,016,189)	(26,021,625)	(5,436)
Euro-Bund, 16 contracts (EUR)	June 2016	(2,954,375)	(2,973,469)	(19,094)
Net unrealized appreciation on futures contracts				$115,762

Credit default swaps on corporate issues—buy protection7

Counterparty	Referenced obligation[8]	Notional amount		Termination date	Payments made by the Fund[9]	Upfront payments received	Value	Unrealized depreciation
MSC	International Business Machines Corp. bond, 5.700%, due 09/14/17	USD	1,300,000	12/20/20	1.000%	$25,369	$(32,547)	$(7,178)
MSC	The Procter & Gamble Co. bond, 1.600%, due 11/15/18	USD	2,580,000	12/20/20	1.000	95,228	(103,246)	(8,018)
						$120,597	$(135,793)	$(15,196)

Credit default swaps on credit indices—sell protection10

Counterparty	Referenced index[8]	Notional amount		Termination date	Payments received by the Fund[9]	Upfront payments made	Value	Unrealized depreciation	Credit spread[11]
BOA	CMBX.NA.BB. Series 6 Index	USD	700,000	05/11/63	5.000%	$(1,847)	$(77,630)	$(79,477)	6.380%
BOA	CMBX.NA.BBB. Series 6 Index	USD	7,000,000	05/11/63	3.000	(161,194)	(428,236)	(589,430)	4.597
						$(163,041)	$(505,866)	$(668,907)

Credit default swaps on sovereign issues—sell protection10

Counterparty	Referenced obligation[8]	Notional amount		Termination date	Payments received by the Fund[9]	Upfront Payments received	Value	Unrealized appreciation/ (depreciation)	Credit spread[11]
CITI	State of Illinois bond, 5.000%, due 06/01/29	USD	150,000	12/20/23	1.000%	$18,542	$(18,118)	$424	3.071%
MSC	Portuguese Republic bond, 4.950%, due 10/25/23	USD	1,360,000	09/20/20	1.000	38,920	(79,010)	(40,090)	2.414
						$57,462	$(97,128)	$(39,666)

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[9]	Payments received by the Fund[9]	Value	Unrealized depreciation
USD	24,000,000	11/30/22	1.900%	3 month USD LIBOR	$(812,032)	$(812,032)
USD	9,000,000	02/15/36	2.537	3 month USD LIBOR	(741,809)	(741,809)
USD	7,250,000	02/15/41	2.600	3 month USD LIBOR	(723,408)	(736,432)
					$(2,277,249)	$(2,290,273)

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2016

(unaudited)

Centrally cleared credit default swaps on credit indices—buy protection7

Referenced index[8]	Notional amount		Termination date	Payments made by the Fund[9]	Value	Unrealized appreciation/ (depreciation)
CDX.NA.HY. Series 25 Index	USD	4,300,000	12/20/20	5.000%	$(130,525)	$(229,106)
CDX.NA.IG. Series 25 Index	USD	6,450,000	12/20/20	1.000	(34,460)	(34,286)
CDX.NA.IG. Series 25 Index	USD	10,600,000	12/20/20	1.000	(56,631)	14,332
					$(221,616)	$(249,060)

Options written

	Expiration date	Premiums received	Value
Options written on credit default swaps on credit indices[12]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: BB, Notional Amount USD 2,600,000	June 2016	$57,200	$(7,180)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: BB, Notional Amount USD 2,600,000	July 2016	37,700	(19,172)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: JPMCB, Notional Amount USD 1,300,000	May 2016	6,240	(15,106)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: JPMCB, Notional Amount USD 2,600,000	June 2016	17,680	(69,952)
Total options written		$118,820	$(111,410)

Written Swaptions activity for the period ended March 31, 2016 was as follows:

Premiums received
Swaptions outstanding at September 30, 2015	$219,998
Swaptions written	494,480
Swaptions terminated in closing purchase transactions	(595,658)
Swaptions expired prior to exercise	—
Swaptions outstanding at March 31, 2016	$118,820

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2016

(unaudited)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$86,571,884	$—	$86,571,884
Collateralized debt obligations	—	3,958,270	—	3,958,270
Commercial mortgage-backed securities	—	10,305,852	—	10,305,852
Mortgage & agency debt securities	—	1,388,699	—	1,388,699
Residential mortgage-backed security	—	538,389	—	538,389
Municipal bonds	—	2,310,757	—	2,310,757
US government obligations	—	15,759,541	—	15,759,541
Preferred stock	102,000	—	—	102,000
Short-term investment	—	3,882,352	—	3,882,352
Futures contracts	299,904	—	—	299,904
Total	$401,904	$124,715,744	$—	$125,117,648
Liabilities
Futures contracts	$(184,142)	$—	$—	$(184,142)
Swap agreements, at value	—	(3,237,652)	—	(3,237,652)
Options written	—	(111,410)	—	(111,410)
Total	$(184,142)	$(3,349,062)	$—	$(3,533,204)

At March 31, 2016, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Collateralized Debt Obligation	Total
Assets
Beginning balance	$2,985,015	$2,985,015
Purchases	—	—
Issuances	—	—
Sales	—	—
Accrued discounts (premiums)	—	—
Total realized gain (loss)	—	—
Change in net unrealized appreciation/depreciation	(289,290)	(289,290)
Transfers into Level 3	—	—
Transfers out of Level 3[13]	(2,695,725)	(2,695,725)
Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at March 31, 2016 was $0.

Portfolio footnotes

[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the value of these securities amounted to $28,076,663 or 21.73% of net assets.
[2]	Variable or floating rate security—The interest rate shown is the current rate as of March 31, 2016 and changes periodically.

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2016

(unaudited)

[3]	Perpetual investment. Date shown reflects the next call date.
[4]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At March 31, 2016, the value of this security amounted to $421,966 or 0.33% of net assets.
[5]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[6]	All or a portion of these securities have been designated as collateral for open swap agreements.
[7]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index/obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index/obligation.
[8]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[9]	Payments made or received are based on the notional amount.
[10]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index/obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index/obligation.
[11]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[12]	Illiquid investment as of March 31, 2016.
[13]	Transfers out of Level 3 represent the value at the end of period. At March 31, 2016, securities were also transferred from Level 3 to level 2 as the valuations are based primarily an observable inputs from an established pricing source.

The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 09/30/15	Purchases during the six months ended 03/31/16	Sales during the six months ended 03/31/16	Value 03/31/16	Net income earned from affiliate for the six months ended 03/31/16
UBS Cash Management Prime Relationship Fund	$2,324,286	$10,025,562	$12,349,848	$—	$383

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2016

(unaudited)

Portfolio acronyms

CLO	Collateralized Loan Obligations
GO	General Obligation
GS	Goldman Sachs
GSR	Goldman Sachs Residential
IO	Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

BB	Barclays Bank PLC
BOA	Bank of America
CITI	Citibank NA
JPMCB	JPMorgan Chase Bank
MSC	Morgan Stanley & Co.

Currency abbreviations

EUR	Euro
GBP	Great Britain Pound
USD	United States Dollar

See accompanying notes to financial statements.

Fort Dearborn Income Securities, Inc.

Statement of assets and liabilities—March 31, 2016

(unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$125,440,301)	$124,817,744
Total investments, at value (cost—$125,440,301)	$124,817,744
Foreign currency, at value (cost—$15,353)	14,342
Cash	1,148
Interest receivable	1,441,119
Dividends receivable	862
Receivable for investments sold	745,223
Foreign tax reclaims receivable	10,145
Due from custodian	211,045
Variation margin on futures contracts	115,721
Variation margin on centrally cleared swap agreements	559,427
Due from broker	1,122,915
Cash collateral for swap agreements	2,050,047
Other assets	4,359
Total assets	131,094,097
Liabilities:
Outstanding swap agreements, at value[1]	738,787
Payable for investment advisory fees	470,577
Payable for investments purchased	379,810
Options written, at value (premiums received—$118,820)	111,410
Directors’ fees payable	10,666
Accrued expenses and other liabilities	157,778
Accrued listing expense	5,923
Total liabilities	1,874,951
Net assets:
Capital stock— $0.01 par value; 12,000,000 shares authorized; 8,775,665 shares issued and outstanding	$135,116,083
Accumulated undistributed net investment income	206,425
Accumulated net realized loss	(2,322,701)
Net unrealized depreciation	(3,780,661)
Net assets	$129,219,146
Net asset value per share	$14.72

[1]	Net upfront payments received by the Fund on outstanding swap agreements amounted to $15,018.

See accompanying notes to financial statements.

Fort Dearborn Income Securities, Inc.

Statement of operations

For the six months ended March 31, 2016 (unaudited)
Investment income:
Interest income	$3,071,840
Dividends	4,309
Affiliated income	383
Total income	3,076,532
Expenses:
Investment advisory fees	309,223
Professional fees	154,298
Custody and accounting fees	32,125
Reports and notices to shareholders	29,139
Directors’ fees	21,339
Transfer agency fees	19,503
Listing fees	11,908
Insurance expense	5,334
Franchise taxes	4,010
Other expenses	36,125
Total expenses	623,004
Net investment income	2,453,528
Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:
Investments	(2,448,050)
Investments in affiliated issuers	798
Futures contracts	687,161
Options written	310,142
Swap agreements	(29,404)
Foreign currency transactions	2,926
Total net realized loss	(1,476,427)
Change in net unrealized appreciation/depreciation on:
Investments	1,932,457
Futures contracts	167,081
Options written	74,444
Swap agreements	(3,010,417)
Translation of other assets and liabilities denominated in foreign currency	(2,870)
Net change in unrealized appreciation/depreciation	(839,305)
Net realized and unrealized loss from investment activities	(2,315,732)
Net increase in net assets resulting from operations	$137,796

See accompanying notes to financial statements.

Fort Dearborn Income Securities, Inc.

Statement of changes in net assets

	For the six months ended March 31, 2016 (unaudited)	For the year ended September 30, 2015
From operations:
Net investment income	$2,453,528	$5,587,745
Net realized loss	(1,476,427)	(265,409)
Change in net unrealized appreciation/depreciation	(839,305)	(8,068,933)
Net increase (decrease) in net assets resulting from operations	137,796	(2,746,597)
Dividends and distributions to shareholders from:
Net investment income	(2,391,369)	(5,638,365)
Net realized gains	—	(480,029)
Total dividends and distributions to shareholders	(2,391,369)	(6,118,394)
Net decrease in net assets	(2,253,573)	(8,864,991)
Net assets:
Beginning of period	131,472,719	140,337,710
End of period	$129,219,146	$131,472,719
Accumulated undistributed net investment income	$206,425	$144,266

See accompanying notes to financial statements.

Fort Dearborn Income Securities, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six months ended March 31, 2016 (unaudited)	For the years ended September 30,
		2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.98	$15.99	$15.89	$17.87	$17.29	$17.35
Net investment income[1]	0.28	0.64	0.60	0.60	0.67	0.75
Net realized and unrealized gains (losses)	(0.27)	(0.96)	0.44	(1.06)	1.34	0.54
Net increase (decrease) from operations	0.01	(0.32)	1.04	(0.46)	2.01	1.29
Dividends from net investment income	(0.27)	(0.64)	(0.62)	(0.70)	(0.71)	(0.92)
Distributions from net realized gains	—	(0.05)	(0.32)	(0.82)	(0.72)	(0.43)
Total dividends and distributions	(0.27)	(0.69)	(0.94)	(1.52)	(1.43)	(1.35)
Net asset value, end of period	$14.72	$14.98	$15.99	$15.89	$17.87	$17.29
Market price, end of period	$14.43	$14.10	$14.47	$13.96	$17.20	$16.07
Total net asset value return[2]	0.16%	(2.05)%	6.77%	(2.82)%	12.23%	8.10%
Total market price return[3]	4.28%	2.33%	10.69%	(10.77)%	16.81%	8.59%
Ratios to average net assets:
Expenses	0.96%[4]	0.75%	0.83%	0.71%	0.67%	0.70%
Net investment income	3.79%[4]	4.04%	3.76%	3.56%	3.89%	4.50%
Supplemental data:
Net assets, end of period (000’s)	$129,219	$131,473	$140,338	$139,416	$156,791	$151,695
Portfolio turnover rate	29%	26%	44%	133%	175%	154%
Number of shares outstanding at end of year (000’s)	8,776	8,776	8,776	8,776	8,776	8,776

[1]	Calculated using the average shares method.
[2]	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices. Total net asset value return for the period of less than one year has not been annualized.
[3]	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total market price return for the period of less than one year has not been annualized.
[4]	Annualized.

See accompanying notes to financial statements.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

Organization and significant accounting policies

Fort Dearborn Income Securities, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The Fund invests principally in investment grade long-term fixed income debt securities. The Fund’s primary objective is to provide shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the US Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

The Fund calculates its net asset value based on the current market value, where available, for its portfolio of securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Asset Management (Americas), Inc. (formerly, UBS Global Asset Management (Americas), Inc.) (“UBS AM” or the “Advisor”), the investment advisor of the Fund. UBS AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at a fair value determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investments are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non registered investment companies are also valued at the daily net asset value.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern time will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Board has delegated to the UBS Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund’s investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investments; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be nonhedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk related contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of March 31, 2016 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of March 31, 2016 the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The Fund may be a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives that is presented in the Portfolio of investments of the Fund is greater at March 31, 2016 than the average activity during the year, with the exception of forward foreign currency contracts, for which the volume of derivatives in the Portfolio of investments is consistent with the derivative activity during the year.

Disclosure of derivatives by underlying risk as of and for the period ended March 31, 2016 is as follows:

Asset derivatives[1]
	Interest rate risk	Total
Futures contracts	$299,904	$299,904
Total value	$299,904	$299,904

Liability derivatives[2]
	Interest rate risk	Credit risk	Total
Futures contracts	$(184,142)	$—	$(184,142)
Options written	—	(111,410)	(111,410)
Swap agreements	(2,277,249)	(960,403)	(3,237,652)
Total value	$(2,461,391)	$(1,071,813)	$(3,533,204)

[1]	In the Statement of assets and liabilities, futures contracts are reported in the table above using cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.
[2]	In the Statement of assets and liabilities, options written are shown within options written, at value. OTC swap agreements are reported in the Statement of assets and liabilities within Outstanding swap agreements, at value, while only the unpaid variation margin on centrally cleared swaps is reported within the Statement of assets and liabilities within Variation margin on centrally cleared swap agreements. Futures contracts are reported in the table above using cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

Activities in derivative instruments during the period ended March 31, 2016, were as follows:

	Interest rate risk	Equity risk	Credit risk	Total
Fort Dearborn Income Securities, Inc.
Net realized gain (loss)[1]
Futures contracts	$687,505	$(344)	$—	$687,161
Options purchased[2]	(421,331)	—	(91,520)	(512,851)
Options written	—	—	310,142	310,142
Swap agreements	(79,562)	—	50,158	(29,404)
Total net realized gain (loss)	$186,612	$(344)	$268,780	$455,048

Change in net unrealized appreciation/depreciation[3]
Futures contracts	167,081	—	—	167,081
Options purchased[2]	151,689	—	—	151,689
Options written	—	—	74,444	74,444
Swap agreements	(2,169,171)	—	(841,246)	(3,010,417)
Total change in net unrealized appreciation/depreciation	$(1,850,401)	$—	$(766,802)	$(2,617,203)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written and swap agreements, unless otherwise noted.
[2]	Statement of operations location: Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in unrealized appreciation/depreciation on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written and swap agreements, unless otherwise noted.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures contracts[1]	299,904	(184,142)
Options written		(111,410)
Swap agreements[1]	—	(3,237,652)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	299,904	(3,533,204)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(299,904)	2,683,007
Total gross amount of assets and liabilities subject to MNA or similar agreements	—	(850,197)

[1]	Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of March 31, 2016.

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
BB	(26,352)	—	—	(26,352)
BOA	(505,866)	—	429,359	(76,507)
CITI	(18,118)	—	—	(18,118)
JPMCB	(85,058)	—	—	(85,058)
MSC	(214,803)	—	—	(214,803)
Total	(850,197)	—	429,359	(420,838)

*	In some instances, the actual collateral pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or a combination of both.

Restricted securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities are identified, if any, in the Portfolio of investments and information regarding them is included in the Fund’s Portfolio of investments footnotes.

Mortgage-backed securities and other investments

The Fund invests in Mortgage-Backed Securities (“MBS”), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher. Freddie Mac and Fannie Mae historically were agencies sponsored by the US government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. The US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The Fund invests in Collateralized Mortgage Obligations (“CMOs”). A CMO is a bond, which is collateralized by a pool of MBS. The Fund may also invest in REMICs (Real Estate Mortgage Investment Conduits) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. A Graduated Payment Mortgage (GPM) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower’s mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The Fund invests in Asset-Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors’ exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

Interest-only and principal-only securities

Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only (“IO”) and principal-only (“PO”) classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of its initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa. Although the market for IOs and POs is increasingly liquid, certain IOs and POs may not be readily marketable and will be considered illiquid.

Investment transactions and investment income

Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Dividend income is recorded on the ex-dividend date.

Foreign currency translation

The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income in accordance with US federal income tax regulations.

Futures contracts

The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. The Fund may also use futures contracts in an attempt to enhance income or gains. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements

The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, the Fund may enter into interest rate cap and floor transactions which involve an agreement between two parties in which one party agrees to make payments to the other when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on pre-determined dates or during a specified period. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The Fund may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2016 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on credit indices—sell protection” and “Credit default swaps on sovereign issues—sell protection” in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within outstanding swap agreements, at value on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

Option writing

The Fund may write (sell) put and call options on foreign or US securities, indices, foreign currencies and swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

Purchased options

The Fund may purchase put and call options on foreign or US securities, indices, foreign currencies and swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in US securities. These risks include revaluation of currencies, adverse

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

High yield bond risk

Investing in high yield bonds involves the risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody’s) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation (also known as lower-rated or “junk bonds”). These securities are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer’s default or downgrade than investment grade (higher-quality) bonds.

Capital stock

At March 31, 2016, there were 12,000,000 shares of $0.01 par value capital stock authorized, and 8,775,665 shares issued and outstanding. During the period ended March 31, 2016, no new shares were issued as part of the dividend reinvestment plan.

Investment advisory fees and other transactions with affiliates

Under an agreement between the Fund and UBS AM, UBS AM manages the Fund’s investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive functions for the Fund. In return for these services, the Fund pays UBS AM 0.50% per annum of the Fund’s average weekly net assets up to $100,000,000 and 0.40% per annum of average weekly net assets in excess of $100,000,000. At March 31, 2016, the Fund owed UBS AM $470,577 for investment advisory fees.

Purchases and sales of securities

For the period ended March 31, 2016, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government securities, were $23,207,953 and $30,459,792, respectively.

For the period ended March 31, 2016, aggregate purchases and sales of US Government securities, excluding short-term securities, were $12,122,076 and $8,612,508, respectively.

Federal tax status

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the year ended September 30, 2015 was as follows:

Distributions paid from:	2015
Ordinary income	$5,638,357
Net long-term capital gains	480,037
$6,118,394

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund’s fiscal year ending September 30, 2016.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2015, the Fund had post-enactment net capital losses incurred that will be carried forward indefinitely as follows:

Short-term losses	Long-term losses	Net capital losses
$435,416	$553,936	$989,352

As of, and during the period ended March 31, 2016, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended September 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Fort Dearborn Income Securities, Inc.

General information

(unaudited)

The Fund

Fort Dearborn Income Securities, Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The primary objective of the Fund is to provide its shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor is UBS Asset Management (Americas), Inc. (“UBS AM”).

Shareholder information

The Fund’s NYSE trading symbol is “FDI.” Net asset value and market price information as well as other information about the Fund is updated each business day on the Web site of the Fund’s advisor at the following internet address: http://www.ubs.com/closedendfundsinfo.

An annual meeting of the shareholders of the Fund was held on December 4, 2015. At the meeting, Adela Cepeda, John J. Murphy, Frank K. Reilly, Abbie J. Smith and J. Mikesell Thomas were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified or until they resign or are otherwise removed. The shares were voted as indicated below:

To vote for or withhold authority in the election of:	Shares voted for	Shares withhold authority
Adela Cepeda	5,997,020	1,786,576
John J. Murphy	5,992,718	1,791,779
Frank K. Reilly	5,997,361	1,787,136
Abbie J. Smith	5,983,075	1,801,422
J. Mikesell Thomas	5,987,336	1,797,161

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-888-793 8637.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793-8637, online on the Fund’s Web site: http://www.ubs.com/us/en/asset_management/individual_investors/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov.)

Stock repurchase plan

On July 28, 1988, the Board of Directors of the Fund approved a resolution to repurchase up to 700,000 of its common shares. The Fund may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholders’ best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

Fort Dearborn Income Securities, Inc.

General information

(unaudited)

Dividend reinvestment plan

The Fund has established a dividend reinvestment plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of a participating broker or its nominee, may elect to have all dividends and other distributions automatically reinvested in additional Fund shares. Shareholders who elect to hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee. More information regarding the Plan is provided below.

The Plan is applicable in each case where the Fund declares a dividend or other distribution payable in cash and simultaneously gives to its shareholders who are participants under the Plan (“Participants”) the option to receive such dividend or other distribution in Fund shares.

Commencing seven trading days prior to the date of payment of such dividend or other distribution, but only if the market price plus brokerage commissions at the time of purchase is lower than the net asset value as of the close of business on the eighth trading day prior to such date of payment (“Base Net Asset Value”), the agent (the “Agent”), on behalf of the Participants, will purchase shares in the open market(s) available to it. There can be no assurance that shares will be available in such open market(s) at a cost lower than Base Net Asset Value or in sufficient quantities to permit such purchases by the Agent. These purchases may be made on any securities exchange where such shares are traded, in the over-the-counter market or by negotiated transactions and may be subject to such terms of price, delivery, etc., to which the Agent may agree. If the market price for the shares is greater than the net asset value as of the close of business on the eighth trading day prior to the date of payment, then the Fund will issue shares in payment of the dividend.

On the date of payment of such dividend or other distribution, the Agent will elect to have the Fund pay the dividend or other distribution in cash to the extent of the cost, including brokerage commissions, of the shares to be purchased by the Agent, and will elect to have the Fund pay the balance, if any, of the dividend or other distribution in shares. Such payments will be made by the Fund to Computershare Trust Company, N.A. (“Computershare”) as administrator of the Plan for the Participants. Computershare, in turn, will immediately settle the open market purchases with the Agent. If shares are distributed in payment of a dividend or distribution because market price exceeded net asset value, a Participant will be required to include in gross income an amount equal to the greater of net asset value or 95% of fair market value (average of the high and low sales price on the date of the distribution) of the shares received by the Participant rather than the amount of such dividend. Distributions of shares will be subject to the right of the Fund to take such actions as may be deemed necessary in order to comply with or conform to the requirements of any applicable law or regulation.

The shares credited to the accounts of Participants at Computershare will be determined on the basis of the amount of dividend or distribution to which each Participant is entitled, whether shares are purchased on the open market or issued by the Fund. Each Participant will be furnished with periodic statements.

A Participant will have the right to vote the full shares credited to the Participant’s account under the Plan on the record date for a vote. Proxies sent to a Participant by Computershare will include the number of full shares held for the Participant under the Plan.

The investment of dividends and distributions under the Plan does not relieve the Participant of any income tax which may be payable on such dividends or distributions. Annually, each participant will be provided with information for tax purposes with respect to the dividends and distributions on the shares held for the account of the Participant. The Fund strongly recommends that all Participants retain each year’s final statement on their Plan participation as a part of their permanent tax record.

Fort Dearborn Income Securities, Inc.

General information

(unaudited)

Shareholders who wish to elect to participate in the Plan should contact Computershare for further information. A Participant may terminate participation in the Plan at any time by notice in writing to Computershare.

All correspondence concerning the Plan should be directed to Computershare at Computershare Dividend Reinvestment Services, P.O. Box 43078, Providence, RI 02940-3078. You may also contact Computershare directly at 1-800-446 2617. In order to be effective on the payment date of any dividend or distribution, notice of such termination must be received by Computershare before the record date for the payment of such dividend or distribution. If a notice to discontinue is received by Computershare on or after the record date for a dividend payment, such notice to discontinue may not become effective until such dividend has been reinvested and the shares purchased are credited to the Participant’s account under the Plan. Computershare, in its sole discretion, may either pay such dividend in cash or reinvest it in shares on behalf of the terminating Participant. Computershare may terminate, for whatever reason at any time as it may determine in its sole discretion, an individual’s participation in the Plan upon mailing a notice of termination to the Participant at the Participant’s address as it appears on Computershare’s records.

When an account is terminated, the Participant will receive a certificate for the number of full shares credited to the Participant’s account under the Plan, unless the sale of all or part of such shares is requested. Such sale may, but need not, be made by purchase of the shares for the account of other Participants and any such transaction shall be deemed to have been made at the then current market price less any applicable brokerage commissions and any other costs of sale. The terminating Participant’s fractional share interest in the Plan will be aggregated with the fractional share interests of other terminating Participants and sold. The net proceeds of such sales will be distributed to the Participants in payment for their fractional share interests.

The Fund may terminate or amend the Plan upon thirty (30) days’ notice in writing to each Participant, such termination or amendment to be effective as to all dividends and distributions payable to shareholders of record on any date more than thirty (30) days after mailing of such notice.

There is no direct service charge (other than brokerage commissions) by the Agent to Participants in the Plan. All costs of the Plan, except brokerage commissions, will be paid by the Fund. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

Subsequent events

On March 17, 2016, the Fund announced that the Board of Directors had approved terminating the Fund’s Dividend Reinvestment Plan effective for distributions payable to shareholders of record on any date after April 15, 2016. Any distributions payable to shareholders of record on any date after April 15, 2016 will be in cash.

At a special meeting of shareholders on April 18, 2016, shareholders approved the Fund’s reorganization into the Class P shares of a newly created open-end mutual fund, UBS Total Return Bond Fund (ticker symbol: UTBPX). The reorganization is currently scheduled for Friday, May 20, subject to satisfaction of certain closing conditions, and will result in FDI shareholders becoming shareholders of UTBPX.

Directors

Adela Cepeda

Frank K. Reilly

Abbie J. Smith

J. Mikesell Thomas

John Murphy

Principal Officers

Mark E. Carver

President

Mark F. Kemper

Vice President and Secretary

Thomas Disbrow

Vice President and Treasurer

Investment Advisor

UBS Asset Management (Americas), Inc. (“UBS AM”)

(formerly, UBS Global Asset Management (Americas), Inc.)

1285 Avenue of the Americas

New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

©2016 UBS Asset Management (Americas), Inc. All rights reserved.

©UBS 2016. All rights reserved.

UBS Asset Management (Americas), Inc. is a

subsidiary of UBS Group AG.

May 2016

www.ubs.com/am-us

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating, Compensation and Governance Committee. The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary,  1⁄2 of 1% or more of the Fund’s outstanding shares and (ii) has been a shareholder of at least  1⁄2 of 1% of the Fund’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the Fund, at UBS Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semiannual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fort Dearborn Income Securities, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	June 6th, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Fort Dearborn Income Securities, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	June 6th, 2016

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	June 6th, 2016